Summary Prospectus November 1, 2015 American Century Investments® Strategic Inflation Opportunities Fund
Investor Class: ASIOX Institutional Class: ASINX	A Class: ASIDX C Class: ASIZX	R Class: ASIUX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at the web addresses listed below. You can also get this information at no cost by calling or sending an email request. The fund’s prospectus and other information are also available from financial intermediaries (such as banks and broker-dealers) through which shares of the fund may be purchased or sold.

Retail Investors americancentury.com/funds/fund_reports.jsp 1-800-345-2021 or 816-531-5575 prospectus@americancentury.com	Financial Professionals americancentury.com/ipro/funds/fund_reports_mf.jsp 1-800-345-6488 advisor_prospectus@americancentury.com

This summary prospectus incorporates by reference the fund’s prospectus and statement of additional information (SAI), each dated November 1, 2015 (as supplemented at the time you receive this summary prospectus), as well as the Report of Independent Registered Public Accounting Firm and the financial statements included in the fund’s annual report to shareholders, dated June 30, 2015. The fund's SAI and annual report may be obtained, free of charge, in the same manner as the prospectus.

Investment Objective
The fund seeks total real return.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in American Century Investments funds. More information about these and other discounts is available from your financial professional and in Calculation of Sales Charges on page 16 of the fund’s prospectus and Sales Charges in Appendix B of the statement of additional information.

Shareholder Fees (fees paid directly from your investment)
	Investor	Institutional	A	C	R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original offering price or redemption proceeds when redeemed within one year of purchase)	None	None	None[1]	1.00%	None
Maximum Annual Account Maintenance Fee (waived if eligible investments total at least $10,000)	$25	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor	Institutional	A	C	R
Management Fee	1.08%	0.88%	1.08%	1.08%	1.08%
Distribution and Service (12b-1) Fees	None	None	0.25%	1.00%	0.50%
Other Expenses	0.01%	0.01%	0.01%	0.01%	0.01%
Acquired Fund Fees and Expenses	0.08%	0.08%	0.08%	0.08%	0.08%
Total Annual Fund Operating Expenses	1.17%	0.97%	1.42%	2.17%	1.67%
Fee Waiver [2]	0.20%	0.20%	0.20%	0.20%	0.20%
Total Annual Fund Operating Expenses After Waiver	0.97%	0.77%	1.22%	1.97%	1.47%

[1]	Purchases of $1 million or more may be subject to a contingent deferred sales charge of 1.00% if the shares are redeemed within one year of the date of the purchase.

[2]
The advisor has agreed to waive 0.20 percentage points of the fund’s management fee. The advisor expects this waiver to continue until October 31, 2016, and cannot terminate it prior to such date without the approval of the Board of Directors.

Example
The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, and that you earn a 5% return each year. The example also assumes that the fund’s operating expenses remain the same, except that it reflects the rate and duration of any fee waivers noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$99	$352	$625	$1,402
Institutional Class	$79	$290	$517	$1,172
A Class	$692	$981	$1,290	$2,162
C Class	$200	$661	$1,147	$2,484
R Class	$150	$508	$889	$1,958
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 93% of the average value of its portfolio.
Principal Investment Strategies
The fund’s asset allocation strategy seeks to diversify its investments among U.S. Treasury inflation-indexed securities, non-U.S. dollar investments, commodity-related investments, companies engaged in the real estate industry (including securities issued by real estate investment trusts (REITs)), and securities that reflect the price of gold bullion, all in an effort to provide investors total real return. Total real return is total return reduced by the expected impact of inflation. The fund’s investment strategy has been designed in an effort to protect the fund’s investors from the effects of rising U.S. inflation. Generally, the portfolio managers intend to diversify the fund’s investments as indicated in the following table. The table indicates the fund’s neutral mix, that is, how the fund’s investments generally will be allocated among its major asset classes over the long term, and the ranges within which the portfolio managers may make tactical allocations as a result of changing economic conditions or the portfolio managers’ inflation expectations. The portfolio managers will regularly review the fund’s asset mix and adjust the allocation among asset classes as necessary to provide the fund what they believe is the most favorable outlook for achieving the fund’s objective. By adjusting the allocation among asset classes the portfolio managers can moderate risks associated with each asset category.

	U.S. Inflation-Indexed and other U.S. Fixed-Income Securities	Non-U.S. Dollar Investments	Commodity-Related Investments	Real Estate-Related Securities	Gold Securities
Neutral Mix	45%	25%	15%	10%	5%
Operating Ranges	25-65%	15-35%	5-25%	0-20%	0-10%

To help protect against U.S. inflation, the fund will invest a portion of its assets in inflation-indexed debt securities. These securities include inflation-indexed U.S. Treasury securities, inflation-indexed securities issued by U.S. government agencies and instrumentalities other than the U.S. Treasury, and inflation-indexed securities issued by other entities such as corporations. Inflation-indexed securities are designed to protect the future purchasing power of the money invested in them.
The portfolio managers may also purchase U.S. Treasury securities, U.S. Treasury futures, and other U.S. fixed-income securities that are not linked to inflation whether issued by the U.S. government, its agencies or instrumentalities, municipalities, corporations or other non-governmental issuers. A portion of these investments may be in high-yield securities. The fund also may invest in derivative instruments such as options, futures contracts, options on futures contracts, and swap agreements (including, but not limited to, credit default swap agreements), or in mortgage- or asset-backed securities, provided that such instruments are in keeping with the fund’s investment objective.
The fund also will invest a portion of its assets in debt securities of foreign issuers, including issuers located in emerging markets. In managing the fund’s non-U.S. dollar investments, the fund will buy and sell foreign currencies regularly, either in the spot (i.e., cash) market or with foreign currency forward contracts.

Foreign currency forward contracts are agreements to exchange a specific amount of one currency for a specified amount of another at a future date. The date may be any agreed fixed number of days in the future. The amount of currency to be exchanged, the price at which the exchange will take place, and the date of the exchange are negotiated when the fund enters into the contract and are fixed for the term of the contract. Forward contracts are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and is consummated without payment of any commission. However, the fund may enter into forward contracts with deposit requirements or commissions.

The fund may also invest in high-quality non-dollar-denominated foreign government and foreign corporate debt securities, as well as inflation-indexed securities issued by foreign governments and corporations. When the managers believe it is prudent, the fund may also invest a portion of the assets from this portion in equity securities of foreign companies, including issuers located in emerging markets. Within this non-U.S. dollar portion, the fund may also invest in short-term securities, including money markets, securities issued or guaranteed by the U.S. government and its agencies and instrumentalities, and commercial paper and other U.S. dollar debt investments.
The fund also will invest a portion of its assets in commodity-related investments. Commodities are assets that have tangible properties, such as oil, metals and agricultural products. Under normal market conditions, the fund’s commodity-related investments will be allocated between equity securities of U.S. and foreign companies engaged in commodity-related businesses and investments that provide investment exposure to underlying investible commodities. Investments in equity securities of foreign companies engaged in commodity-related businesses do not apply to the fund’s neutral mix or operating range for non-U.S. dollar investments. To achieve exposure to underlying commodities, the fund may invest in commodity-linked notes, commodity-related exchange traded notes (ETNs), and exchange traded funds (ETFs) or other pooled investment funds that invest in underlying commodities or that seek to track the performance of a commodity or resource index.
The fund will also invest a portion of its assets in real estate investment trusts (REITs), REIT ETFs and equity securities issued by companies engaged in the real estate industry. A company is considered a real estate company if, in the opinion of the portfolio managers, at least 50% of its revenues or 50% of the market value of its assets at the time the securities are purchased by the fund are attributed to the ownership, construction, management or sale of real estate.
The fund will also invest a portion of its assets in securities that reflect the performance of the price of gold bullion, including through exchange traded funds (ETFs) or other pooled investment funds that invest in underlying gold.
Principal Risks

•
Style Risk — If at any time the market is not favoring the fund’s investment style, which is designed for high and rising inflationary cycles, the fund’s gains may not be as big as, or its losses may be bigger than, those of other funds using different investment styles.

•
Nondiversification — The fund is classified as nondiversified. A nondiversified fund may invest a greater percentage of its assets in a smaller number of securities than a diversified fund. This gives the managers the flexibility to hold large positions in a small number of securities. If so, a price change in any one of those securities may have a greater impact on the fund’s share price than would be the case for a diversified fund.

•
Real Interest Rate Risk — Inflation-indexed securities trade at prevailing real, or after-inflation, interest rates. Changes in real interest rates affect the value of such securities. Generally, when real interest rates rise, the value of the fund’s fixed-income securities will decline. The opposite is true when real interest rates decline. A period of rising interest rates may negatively affect the fund’s performance.

•
Credit Risk — The value of the fund’s fixed-income securities will be affected adversely by any erosion, or perceived erosion, in the ability of the issuers of these securities to make interest and principal payments as they become due.

•
Foreign Securities Risk — The fund invests in foreign securities, which are generally riskier than U.S. securities. As a result, the fund is subject to foreign risk, meaning that political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters occurring in a country where the fund invests could cause the fund’s investments in that country to experience gains or losses. Because of these risks, and others, securities of foreign issuers may be less liquid, more volatile, and harder to value than U.S. securities.

•
Currency Risk — The fund is subject to the risk of a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on the fund’s holdings may be significant depending on the currencies represented in the portfolio, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Currency trends can be volatile, and to the extent the fund purchases and sells currencies, it will also be subject to the risk that its trading strategies, including efforts at hedging, will not succeed.

•
Commodity and Gold Investing Risk — The fund’s commodity- and gold-related investments may be subject to greater volatility than investments in traditional securities. The value of the fund’s commodity- and gold-related investments may be affected by changes in overall market movements, interest rate changes, and volatility in commodity- and gold-related indexes. The value of these investments may also be affected by factors affecting a particular commodity, such as weather, disease, embargoes, tariffs, taxes and economic, political and regulatory developments.

•
Real Estate Investing — An investment in the fund may be subject to many of the same risks as a direct investment in real estate. These risks include changes in economic conditions, interest rates, property values, property tax increases, overbuilding and increased competition, environmental contamination, zoning and natural disasters. This is due to the fact that the value of the fund’s investments may be affected by the value of the real estate owned by the companies in which it invests.

•
Emerging Market Risk — Investing in securities of companies located in emerging market countries generally is also riskier than investing in securities of companies located in foreign developed countries. Emerging market countries may have unstable governments and/or economies that are subject to sudden change. These changes may be magnified by the countries’ emergent financial markets, resulting in significant volatility to investments in these countries.

•
Derivative Risk — The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments. Derivatives are subject to a number of risks, including liquidity, interest rate, market, credit and correlation risk.

•
Liquidity Risk — The fund may also be subject to liquidity risk. During periods of market turbulence or unusually low trading activity, in order to meet redemptions it may be necessary for the fund to sell securities at prices that could have an adverse effect on the fund’s share price. Changing regulatory and market conditions, including increases in interest rates and credit spreads may adversely affect the liquidity of the fund’s investments.

•	Market Risk — The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors generally affecting the securities market.

•	Price Volatility — The value of the fund’s shares may fluctuate significantly in the short term.

•	Principal Loss — At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.
An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
Fund Performance
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Investor Class shares. The table shows how the fund’s average annual returns for the periods shown compared with those of a broad measure of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. For current performance information, including yields, please visit americancentury.com.
Sales charges and account fees, if applicable, are not reflected in the bar chart. If those charges were included, returns would be less than those shown.

Calendar Year Total Returns

Highest Performance Quarter (3Q 2012 ): 4.40% Lowest Performance Quarter (3Q 2011): -7.83%
As of September 30, 2015, the most recent calendar quarter end, the fund’s Investor Class year-to-date return was -5.99%.

Average Annual Total Returns For the calendar year ended December 31, 2014	1 year	Since Inception	Inception Date
Investor Class Return Before Taxes	-3.23%	0.07%	04/30/2010
Return After Taxes on Distributions	-3.54%	-0.19%	04/30/2010
Return After Taxes on Distributions and Sale of Fund Shares	-1.76%	-0.01%	04/30/2010
Institutional Class Return Before Taxes	-3.03%	0.27%	04/30/2010
A Class Return Before Taxes	-8.98%	-1.45%	04/30/2010
C Class Return Before Taxes	-4.15%	-0.93%	04/30/2010
R Class Return Before Taxes	-3.71%	-0.43%	04/30/2010
Barclays U.S. 1-3 Month Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	0.02%	0.07%	04/30/2010

The after-tax returns are shown only for Investor Class shares. After-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

Portfolio Management
Investment Advisor
American Century Investment Management, Inc.
Portfolio Managers
Robert V. Gahagan, Senior Vice President and Senior Portfolio Manager, has shared primary responsibility for the management of the fund since 2010, and has served on teams managing fixed-income investments since joining the advisor in 1983.
William Martin, CFA, Senior Vice President and Senior Portfolio Manager, has shared primary responsibility for the management of the fund since 2010 and has served on teams managing quantitative equity investments since 1990.
Brian Howell, Vice President and Senior Portfolio Manager, has shared primary responsibility for the management of the fund since 2010, and has served on teams managing fixed-income investments since joining the advisor in 1987.
John A. Lovito, Senior Vice President and Senior Portfolio Manager, has shared primary responsibility for the management of the fund since 2010, and has served on teams managing fixed-income investments since joining the advisor in 2009.
Steven R. Brown, Senior Vice President and Senior Portfolio Manager, has shared primary responsibility for the management of the fund since 2013, and has served on teams managing real estate investments since 2008.
Purchase and Sale of Fund Shares
You may purchase or redeem shares of the fund on any business day through our website at americancentury.com, in person (at one of our Investor Centers), by mail (American Century Investments, P.O. Box 419200, Kansas City, MO 64141-6200), by telephone at 1-800-345-2021 (Investor Services Representative) or 1-800-345-3533 (Business, Not-For-Profit and Employer-Sponsored Retirement Plans), or through a financial intermediary. Shares may be purchased and redemption proceeds received by electronic bank transfer, by check or by wire.
Unless otherwise specified below, the minimum initial investment amount to open an account is $2,500 ($2,000 for Coverdell Education Savings Accounts). Investors opening accounts through financial intermediaries may open an account with $250 for all classes except the Institutional Class, but the financial intermediaries may require their clients to meet different investment minimums. The minimum may be waived for broker-dealer sponsored wrap program accounts, fee based accounts, and accounts through bank/trust and wealth management advisory organizations.
The minimum initial investment amount for Institutional Class is generally $5 million ($3 million for endowments and foundations), but the minimum may be waived if you, or your financial intermediary if you invest through an omnibus account, have an aggregate investment in the American Century family of funds of $10 million or more.
For all share classes, there is no minimum initial investment amount for certain employer-sponsored retirement plans, however, financial intermediaries or plan recordkeepers may require plans to meet different minimums. For purposes of fund minimums, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.
There is a $50 minimum for subsequent purchases, except that there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans.
Tax Information
Fund distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, plan sponsor or financial professional), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

©2015 American Century Proprietary Holdings, Inc. All rights reserved.
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